UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2015

READING INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

1-8625	95-3885184
(Commission File Number)	(I.R.S. Employer Identification No.)

6100 Center Drive Suite 900 Los Angeles, California	90045
(Address of Principal Executive Offices)	(Zip Code)

(213) 235-2240

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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ITEM 8.01OTHER EVENTS

Late Filing

Reading International, Inc. (“we,” “us,” “our” and the “company”) intends to amend our Annual Report on Form 10-K for the year ended December 31, 2014, originally filed with the Securities and Exchange Commission, or SEC, on March 7, 2015 the “Original 10-K”),  to include information required by Part III, Items 10, 11, 12, 13 and 14 because our definitive proxy statement will not be filed within 120 days after December 31, 2014, the end of the fiscal year covered by our Annual Report on Form 10-K.

We were unable to file the definitive proxy statement because of the disputed ownership of our Class B voting shares as described below, the outcome of which dispute may have a material affect on the beneficial ownership of our Class B voting shares as required to be set forth in the definitive proxy statement.

Disputed Ownership of Class B Voting Shares

The beneficial ownership of 327,808 shares of our outstanding Class B voting stock, which we refer to as the “disputed shares,” and 100,000 shares of Class B voting stock underlying a currently exercisable stock option, which we refer to as the “disputed option,” is disputed by the Cotter family members.

Ellen M. Cotter and Margaret Cotter maintain that the disputed shares and the disputed option belong to the Cotter Estate, while James J. Cotter, Jr. maintains that they belong to the James J. Cotter Family Trust.   Because the disputed shares and the shares underlying the disputed option together represent a material amount of our outstanding Class B voting shares, on April 29, 2015, we filed in the District Court of Clark County, Nevada, a petition requesting instructions from the Court with respect to the disputed shares and the disputed option.  A copy of our petition is attached as Exhibit 99.1 to this Report and incorporated herein by reference.    Depending upon the outcome of this matter, the beneficial ownership of our Class B shares may change from that previously reported by us.

We will file an amendment to our Annual Report as soon as we are able depending on developments in the disputed matters.  Except for the Part III information described above, we do not expect the amendment to include any material change in the information contained in the Original 10-K.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS

(d)The following exhibit is included with this Report:

Exhibit No.	Description

99.1	Petition for Order Confirming that Stock in Reading International, Inc. is an Asset of and Subject to the James J. Cotter Trust.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:May 1, 2015		READING INTERNATIONAL, INC.

	By:	/s/ ANDRZEJ MATYCZYNSKI
Andrzej Matyczynski
Chief Financial Officer

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